                                                                 Exhibit 10.1.13

                        SIXTH AMENDMENT AND THIRD WAIVER

       SIXTH AMENDMENT AND THIRD WAIVER, dated as of April 9, 2002 (this "Amendment"), to and under the Amended and Restated Credit and Guarantee
 ----------
Agreement, dated as of July 27, 2000 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among SMTC Corporation
                         ---------------
("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing
  --------                             -------------
Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities
     --------
from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as
                                        -------
advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), The Bank of Nova Scotia, as
               ----------------------------
Canadian administrative agent, Lehman Commercial Paper Inc., as collateral monitoring agent, and General Electric Capital Corporation, as documentation agent.

                              W I T N E S S E T H:
                               - - - - - - - - - -

       WHEREAS, Holdings and the Borrowers requested that the Lenders agree to amend and waive certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below; and

       WHEREAS, the Required Lenders have consented to the requested amendments and waivers in the manner set forth below;

       NOW, THEREFORE, in consideration of the premises and the material covenants herein contained, the parties hereto hereby agree as follows:

       Article I.   Defined Terms. Terms used herein and defined in the Credit
                    -------------
Agreement are used herein as therein defined.

       Article II.  Waiver of Defaults or Events of Default. The Lenders hereby
                    ---------------------------------------
waive the Defaults and Events of Default arising by reason of (a) the failure of Holdings and the Borrowers to comply with the provisions of Sections 10.14(c) and (d) of the Credit Agreement for any period prior to the Effective Date (as defined below) with respect to the accounts listed on Schedule A hereof, (b) any representation and warranty made by any Borrower, in connection with any extension of credit under the Credit Agreement prior to the Effective Date, to the effect that no Default or Event of Default had occurred by reason of the failure of Holdings and the Borrowers to comply with the provisions of Sections 10.14(c) and (d) of the Credit Agreement with respect to the accounts listed on Schedule A hereof or (c) any failure of Holdings or any Borrower to give notice under the Credit Agreement of the failure of Holdings and the Borrowers to comply with the provisions of Sections 10.14(c) and (d) of the Credit Agreement with respect to the accounts listed on Schedule A hereof; provided that the
                                                          --------
foregoing waiver is conditioned upon Holdings and the Borrowers being in compliance with Sections 10.14(c) and (d) of the Credit Agreement on or before April 30, 2002.

           Article III. Amendment to Section 7.5 of the Credit Agreement
                        ------------------------------------------------
(Mandatory Prepayments: Application of Prepayments). Section 7.5(g) of the
 -------------------------------------------------
Credit Agreement is hereby amended by deleting the paragraph in its entirety and inserting in lieu thereof the following:

              "(g)(i) If, at any time during the U.S. Revolving Credit Commitment Period for a period of three consecutive Business Days, the amount of the U.S. Revolving Extensions of Credit of all Lenders exceeds the lesser of (A) the Borrowing Base of the U.S. Borrower and
         (B) the U.S. Revolving Credit Commitments then in effect, the U.S. Borrower shall immediately, without notice or demand, prepay the U.S. Revolving Credit Loans and the Swing Line Loans in an aggregate principal amount equal to such excess, together with interest accrued to the date of such payment or prepayment; provided that if the
                                                    --------
         aggregate principal amount of the U.S. Revolving Credit Loans and the Swing Line Loans then outstanding is less than the amount of such excess (because U.S. L/C Obligations constitute a portion thereof), the U.S. Borrower shall, to the extent of the balance of such excess, replace outstanding U.S. Letters of Credit and/or cash collateralize such U.S. Letters of Credit in the manner described in Section 13; provided further that if the sum of the U.S. Revolving Extensions of
         --------
         Credit of all Lenders, plus any cash collateral delivered to the General Administrative Agent pursuant to the immediately preceding proviso exceeds the Borrowing Base of the U.S. Borrower for three consecutive Business Days the General Administrative Agent, at the request of the U.S. Borrower, shall promptly return such cash collateral in an aggregate amount equal to such excess.

               (ii) If, at any time during the Canadian Revolving Credit Commitment Period for a period of three consecutive Business Days, the amount of the Canadian Revolving Extensions of Credit of all Lenders exceeds the lesser of (A) the Borrowing Base of the Canadian Borrower and (B) the Canadian Revolving Credit Commitments then in effect, the Canadian Borrower shall immediately, without notice or demand, prepay the Canadian Revolving Credit Loans and the Canadian Swing Line Loans in an aggregate principal amount equal to such excess, together with interest accrued to the date of such payment or prepayment; provided
                                                                     --------
         that if the aggregate principal amount of the Canadian Revolving Credit Loans and the Canadian Swing Line Loans then outstanding is less than the amount of such excess (because Canadian L/C Obligations and Acceptance Reimbursement Obligations constitute a portion thereof), the Canadian Borrower shall, to the extent of the balance of such excess, first, replace outstanding Canadian Letters of Credit and/or cash
         -----
         collateralize such Canadian Letters of Credit in the manner described in Section 13 and second, cash collateralize unmatured Acceptances in
                           ------
         the manner described in Section 13; provided further that if the sum of
                                             -------
         the Canadian Revolving Extensions of Credit of all Lenders, plus any cash collateral delivered to the Canadian Administrative Agent pursuant to the immediately preceding proviso exceeds the Borrowing Base of the Canadian Borrower for three consecutive Business Days the Canadian Administrative Agent, at the request of the Canadian Borrower, shall promptly return such cash collateral in an aggregate amount equal to such excess.".

           Article IV. Confirmation. The Lenders hereby confirm that each of the
                       ------------
previous amendments and waivers to the Credit Agreement is in effect as of the date hereof.

           Article V. Effectiveness. This Amendment shall become effective on
                      -------------
the date of satisfaction of the following conditions precedent (the "Effective
                                                                     ---------
Date"):
----

           The General Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings and each of the Borrowers.

           The General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender
                                                                        ------
       Consent Letters"), from Lenders constituting the Required Lenders.
       ---------------

           The General Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than the Borrowers.

           All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the General Administrative Agent.

           The Lenders and the General Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Effective Date.

           Article VI. Representations and Warranties. (a) Holdings and the U.S.
                       ------------------------------
Borrower hereby represents and warrants that Schedule A sets forth a correct and complete list and description of all deposit accounts maintained in the United States of America by or for the benefit of Holdings and its Subsidiaries and the Borrowers which are not, as of the date hereof, subject to the control, and a perfected security interest, of the General Administrative Agent, for the benefit of the Lenders.

           After giving effect to the amendments and waivers contained herein, on the Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that each reference in such Section 8
                                  --------
to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended and modified by this Amendment.

           Article VII. Continuing Effect; No Other Waivers or Amendments.
                        -------------------------------------------------
Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

           Article VIII. No Default. No Default or Event of Default shall have
                         ----------
occurred and be continuing as of the Effective Date after giving effect to this Amendment.

           Article IX.   Counterparts. This Amendment may be executed in any
                         ------------
number of counterparts by the parties hereto, each of which shall be an original, and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

           Article X.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                         -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Article XI. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                SMTC CORPORATION

                                By:     /s/ Frank Burke
                                     ----------------------------------------
                                     Name:  Frank Burke
                                     Title: Vice President and CFO


                                HTM HOLDINGS, INC.


                                By:     /s/ Frank Burke
                                     ----------------------------------------
                                     Name:  Frank Burke
                                     Title: Vice President and CFO


                                SMTC MANUFACTURING CORPORATION OF
                                CANADA


                                By:     /s/ Frank Burke
                                     ----------------------------------------
                                     Name:  Frank Burke
                                     Title: Vice President and CFO

                                            LEHMAN COMMERCIAL PAPER INC., as
                                             General Administrative Agent


                                            By:   /s/ Andrew Keith
                                                ------------------------------
                                                Name:  Andrew Keith
                                                Title: Authorized Signatory

                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned parties to the Amended and Restated Guarantee and Collateral Agreement, dated as of July 27, 2000, as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as General Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the Sixth Amendment and Third Waiver to and under the Amended and Restated Credit and Guarantee Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in such Amended and Restated Guarantee and Collateral Agreement and in the other Security Documents are, and shall remain, in full force and effect after giving effect to the Sixth Amendment and Third Waiver and all prior modifications to the Amended and Restated Credit and Guarantee Agreement.

                                        SMTC MANUFACTURING CORPORATION OF
                                          CALIFORNIA
                                        SMTC MANUFACTURING CORPORATION OF
                                          COLORADO
                                        SMTC MANUFACTURING CORPORATION OF
                                          MASSACHUSETTS
                                        SMTC MANUFACTURING CORPORATION OF
                                          NORTH CAROLINA
                                        SMTC MANUFACTURING CORPORATION OF
                                          TEXAS
                                        SMTC MANUFACTURING CORPORATION OF
                                          WISCONSIN
                                        SMTC MEX HOLDINGS, INC.
                                        QUALTRON, INC.


                                        By:   /s/ Frank Burke
                                            ---------------------------------
                                            Name:  Frank Burke
                                            Title: Vice President and CFO

                                                                  SCHEDULE A

                                LIST OF ACCOUNTS
                                ----------------

------------------------------------------------------------------------------------
    Site                 Bank                   Account Number       Function
    ----                 ----                   --------------       --------

------------------------------------------------------------------------------------
Appleton     Bank One                         510195194          Payroll

------------------------------------------------------------------------------------

Appleton     Bank One                         30009883           Dental

------------------------------------------------------------------------------------

Appleton     Bank One                         510198782          Dental

------------------------------------------------------------------------------------

Boston       Sovereign Bank of New England    65700024766        Payroll

------------------------------------------------------------------------------------

Charlotte    Bank of America                  650558326          Payroll

------------------------------------------------------------------------------------

Charlotte    Bank of America                  658759246          General Account

------------------------------------------------------------------------------------

Wardhill     Citizens Bank                    1131767516         Operating - USD

------------------------------------------------------------------------------------

Wardhill     Citizens Bank                    1131988091         MMarket - USD

------------------------------------------------------------------------------------

Denver       Wells Fargo Bank West N.A.       4478002941         Payroll

------------------------------------------------------------------------------------

                                                                    EXHIBIT A

                              LENDER CONSENT LETTER

                               HTM HOLDINGS, INC.
                    SMTC MANUFACTURING CORPORATION OF CANADA
                              AMENDED AND RESTATED
                         CREDIT AND GUARANTEE AGREEMENT
                            DATED AS OF JULY 27, 2000

To   Lehman Commercial Paper Inc.,
     as General Administrative Agent
     c/o Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

Ladies and Gentlemen:

          Reference is made to the Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000 (as heretofore amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SMTC
                                           ----------------
Corporation, HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing
                                      -------------
Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower,
                            -----------------
the "Borrowers"), the several banks and other financial institutions or entities
     ---------
from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc.,
                                        -------
as general administrative agent (in such capacity, the "General Administrative
                                                        ----------------------
Agent"), and others. Unless otherwise defined herein, capitalized terms used
-----
herein and defined in the Credit Agreement are used herein as therein defined.

          The Borrowers have requested that the Lenders consent to amend and waive certain provisions of the Credit Agreement on the terms described in the Sixth Amendment and Third Waiver to which a form of this Lender Consent Letter is attached as Exhibit A (the "Sixth Amendment").
                               ---------------

          Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Sixth Amendment.

                                        Very truly yours,


                                        ________________________________
                                        (NAME OF LENDER)


                                        By:_____________________________
                                           Name:
                                           Title:

Dated as of April __, 2002